UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 22, 2017

Travelzoo
-------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	000-50171 ------------------- (Commission File Number)	36-4415727 --------------------------- (I.R.S. Employer Identification Number)

590 Madison Avenue, 37th Floor New York, New York ---------------------------------------------------- (Address of Principal Executive Offices)	10022 ------------------ (Zip Code)

Registrant's telephone number, including area code:

(212) 484-4900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

         ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of Travelzoo held on May 22, 2017 in Mountain View, California, the following actions were taken.
Our stockholders elected Ralph Bartel, Rachel Barnett, Carrie Liqun Liu, Mary Reilly and Beatrice Tarka to serve on the Board of Directors until the next annual meeting of stockholders. The final results of the voting are:

	Votes For	Votes Withheld
Holger Bartel	2,556,579	194,350
Ralph Bartel	10,008,220	173,247
Rachel Barnett	7,430,538	—
Carrie Liqun Liu	10,009,265	172,202
Mary Reilly	9,865,800	315,667
Beatrice Tarka	8,125,524	2,055,943

Carrie Liqun Liu and Rachel Barnett are two new directors elected to Travelzoo's Board of Directors. Ms. Barnett was nominated at the Meeting by Azzurro Capital Inc., our principal stockholder.
Carrie Liqun Liu is the General Manager of the Private Equity Business at Tianhong, a prominent fund management company in China. From July 2011 to May 2017, Ms. Liu was the Executive Director of Fosun China Momentum Fund. From May 2009 to July 2011, she was a senior investment professional at Henderson Equity Partners. From 2015 to 2016, she was a member of the board of directors and audit committee of Tom Tailor Holding AG, and also a member of the board of directors of Cirque du Soleil, an entertainment company. Ms. Liu holds a bachelor’s degree in finance and master’s degree in law from Tsinghua University in Beijing, China. Areas of Ms. Liu’s relevant experience include Asian markets, investments, finance, and global strategy.
Rachel Barnett has been General Counsel of Travelzoo since September 2013. From October 2006 to September 2013, she was an attorney at Skadden, Arps, Slate, Meagher and Flom, LLP. Ms. Barnett has also been a Lecturer in Law at Columbia Law School since January 2016. Ms. Barnett earned her juris doctor degree from Columbia Law School and a Bachelor of Science degree from Cornell University. Ms. Barnett clerked for the Honorable Vice Chancellor Stephen P. Lamb of the Delaware Court of Chancery. Areas of Ms. Barnett’s relevant experience include corporate governance, risk management, and international commercial transactions.
Ms. Liu, Ms. Reilly, and Ms. Tarka will serve as independent directors in accordance with the listing standards of the NASDAQ Stock Market.
In addition, the following proposals were voted on at the Meeting:
The proposal regarding the non-binding advisory vote on the frequency of Say-On-Pay was approved for a vote frequency of one year. The voting results are:

One Year	Two Years	Three Years	Abstain
9,685,381	9,493	479,974	4,893
The proposal regarding the non-binding advisory vote on the compensation of the Company's named executive officers was approved. The voting results are:

Votes For	Votes Against	Abstain
9,959,397	135,816	84,528

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date: May 23, 2017	By:	/s/ Glen Ceremony
Glen Ceremony
Chief Financial Officer